Goodwill	12 Months Ended
Aug. 31, 2024
Goodwill.
Goodwill

5. Goodwill

On June 3, 2021, the Company completed the acquisition of EB Rental Ltd. [“EBR”] by acquiring all the issued and outstanding shares of 7858078 Canada Inc. EBR operates an electric boat rental operation located in Newport beach, California, with a fleet of over 20 ships. All boats operated by EBR are supplied by the Company, which offers the Company the ability to showcase its products and provide brand awareness. Before the acquisition, the Company and EBR were related through common ownership.

EBR was acquired for cash consideration of U.S.$4,582,367 ($5,546,039), financed entirely by the Company’s available cash on hand, and equity consideration of $3,474,232 representing 2,108 shares at U.S.$1,362.15 [approximately $1,648.35] per share.

Goodwill impairment test as at February 29, 2024

Assets that have an indefinite life, such as goodwill, are tested annually by the Company for impairment, or more frequently if events or circumstances indicate there may be impairment. During the three-month period ended February 29, 2024, the Company noted certain events and circumstances which indicated that there may be an impairment of the goodwill associated with its boat rental operation CGU (see detailed description below).

As a result of these triggering events and circumstances, the Company performed an impairment analysis for the boat rental operation CGU as at February 29, 2024.  As a result of this analysis, the Company determined that the carrying amount of the goodwill associated with the boat rental operation CGU exceeded its recoverable amount and, accordingly, the Company recorded a goodwill impairment loss of $4,274,000 for the six-month period ended February 29, 2024. As a result of this loss, the carrying amount of the goodwill associated with this CGU had been reduced to $5,431,975 as at February 29, 2024 [August 31, 2023 - $9,680,941]. Note that the goodwill was further reduced to $4,430,182 on April 25, 2024 following the sale of EB Rental, Ltd. See note 29 for details.

The recoverable amount was determined based on the fair value less costs of disposal approach using a discounted cash flow model. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The model included forecasted cash flows based on updated financial plans prepared by management covering a five-year period taking into consideration future investments and expansion activities that will enhance the performance of the assets of the CGU and the following key assumptions:

-	Expected earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of revenues for the CGU of 12.7% for the remainder of 2024, 15.8% in 2025, 19.3% in 2026, 19.9% in 2027, 20.7% in 2028 and 21.5% in 2029 and thereafter.
-	Expected working capital cash absorption ratio for the CGU of 20% of annual incremental sales increases.
-	Expected annual capital expenditure needs for the CGU of US$56,500 for the remainder of 2024, US$126,000 in 2025, US$346,800 in 2026, US$594,259 in 2027, US$229,820 in 2028, US$234,310 in 2029 and US$238,876 annually thereafter.

The discounted cash flow model was established using a post-tax discount rate of 28.0% based on the weighted average cost of capital calculated using observable market-based inputs or benchmark of a sample of representative publicly traded companies. The terminal growth rate of 2% used is based on published long-term growth rates.

Any reasonable negative change in these key assumptions could cause additional impairment of the CGU.

In prior periods, management had based its selection of assumptions upon its assessment of the ability of the CGU to maintain the levels of growth and profitability experienced during the COVID-19 pandemic, despite the unfavourable weather conditions experienced in its key markets over the course of the fiscal year ended August 31, 2023. However, continued unfavourable weather conditions and a recent general downturn in the boating industry have had a negative impact on the CGU’s revenues and EBITDA over the first six months of the current fiscal year. In addition, management’s attempts to sell all or a portion of the Company’s boat rental operation over the current quarter have been largely unsuccessful, indicating a possible decline in value of the CGU. Therefore, the impairment charge was the result of management’s revised assumptions related to revenues and the expected EBITDA as a percentage of sales taking into account the current economic environment.

Annual goodwill impairment test as at August 31, 2024

During the three-month period ended August 31, 2024, the Company conducted its annual impairment test on the carrying value of the goodwill associated with the boat rental operation CGU in accordance with the requirements under IFRS. As a result of this analysis, the Company determined that the carrying amount of the goodwill associated with the boat rental operation CGU exceeded its recoverable amount and, accordingly, the Company recorded an additional goodwill impairment loss of $4,430,182 for the fiscal year ended August 31, 2024, which was recognized during the three-month period ended August 31, 2024. As a result of this loss, the carrying amount of the goodwill associated with this CGU has been reduced to nil as at August 31, 2024 [August 31, 2023 - $9,680,941].

The recoverable amount was determined based on the fair value less costs of disposal approach using a discounted cash flow model. The fair value measurement is categorized within Level 3 of the fair value hierarchy. The model included revised forecasted cash flows based on updated financial plans prepared by management covering a five-year period taking into consideration the performance of the CGU since the previous impairment test conducted as at February 29, 2024. The following key assumptions were used:

-	Expected earnings before interest, taxes, depreciation and amortization (“EBITDA”) as a percentage of revenues for the CGU of -11% in 2025, 4% in 2026, and 10% in 2027 and thereafter.
-	Expected working capital cash absorption ratio for the CGU of 10% of annual incremental sales increases.
-	Expected annual capital expenditure needs for the CGU of US$185,000 in 2025, US$98,040 in 2026, US$47,000 in 2027, US$63,000 in 2028, US$71,000 in 2029 and US$71,680 annually thereafter.

The discounted cash flow model was established using a post-tax discount rate of 29.0% based on the weighted average cost of capital calculated using observable market-based inputs or benchmark of a sample of representative publicly traded companies. The terminal growth rate of 2% used is based on published long-term growth rates.

When reviewing the performance of the boat rental operation CGU since the sale of EB Rental, Ltd. (note 30), management revised its forecasted cash flows downward following disappointing results over the last two quarters at its rental locations, particularly at its Palm Beach, Florida location where the Company had projected strong EBITDA due to its unique revenue sharing model which was expected to generate greater margins then the Company’s other locations. Specifically, management revised downward the forecasted revenues and EBITDA in future periods due to continued unfavourable weather conditions, particularly in the peak summer months. It has now become more likely than not that such weather conditions will be the norm rather than an anomaly as was determined in the past. In addition, the boat rental operation at Palm Beach, Florida has also had to deal with more days of high winds and tides due to its closer proximity to the ocean which has resulted in its inability to operate on those days. Finally, the opening of the Dania Beach, Florida facility has been delayed by a further three months than previously forecasted which had a negative impact on the forecasted cash flows. Therefore, as a result of these new factors, management revised its assumptions related to revenues and the expected EBITDA as a percentage of sales which resulted in the goodwill impairment loss.